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                                                                    Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 and S-8 (No. 333-73026, 333-09165, 333-49231, 333-90845,
333-51684, and 333-67982) of Genesee & Wyoming Inc. of our report dated February 7, 2003 relating to the financial statements which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP

New York, NY
March 31, 2003